                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        THE GROWTH FUND OF SPAIN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

THE GROWTH FUND OF SPAIN, INC.
222 SOUTH RIVERSIDE PLAZA, CHICAGO, IL 60606
TELEPHONE 1-800-294-4366

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 29, 1997
AND PROXY STATEMENT

                                                                 April 11, 1997

To the Shareholders:

You are invited to attend the annual meeting of the shareholders of The Growth Fund of Spain, Inc. (the "Fund"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Fund, 222 South Riverside Plaza, Chicago, Illinois, on Thursday, May 29, 1997 at 2:30 P.M., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.  To elect two directors to the Board of Directors.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove an amendment to the Fund's Articles of Incorporation to eliminate the Fund's current staggered system of electing directors.

The Board of Directors of the Fund has fixed the close of business on March 21, 1997 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

-------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.
TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors for voting at the annual meeting of shareholders to be held on Thursday, May 29, 1997 and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about April 11, 1997.

The Board of Directors recommends that shareholders vote FOR ALL ITEMS.

THE VOTE REQUIRED TO APPROVE EACH ITEM IS DESCRIBED UNDER "MISCELLANEOUS."

The Board of Directors has fixed the close of business on March 21, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of February 28, 1997, there were 16,544,593 shares of the Fund issued and outstanding.

ITEM 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. At the annual meeting of shareholders in each year, the term of one class of Directors expires. Pursuant to the Fund's Articles of Incorporation, the number of Directors is apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

It is intended that the proxies will be voted for the election as Directors of the nominees described below. Both nominees listed below have consented to serve as Directors, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion. Each Class III Director so elected will serve as a Director of the Fund until the 2000 annual meeting of shareholders and, in each case, until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Fund's Articles of Incorporation and By-laws.

Mr. Tingleff was last elected to the Board at the 1994 annual meeting of shareholders. Mr. Kelsey was last elected to the Board at the 1995 annual meeting of shareholders. Messrs. Akins and Renwick were first elected to the Board at the September 19, 1995 special meeting of shareholders. Mr. Morax was appointed to the Board on March 6, 1996 to fill a vacancy and was elected to the Board at the 1996 meeting of shareholders. Messrs. Gottschalk, Timbers, and Weithers were last elected to the Board at the 1996 meeting of shareholders.

                        NOMINEES FOR DIRECTOR--CLASS III

                                                   YEAR     SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL      YEAR TERM FIRST BECAME     OWNED AS OF
OCCUPATION AND AFFILIATIONS           EXPIRES   A DIRECTOR  JANUARY 31, 1997**
-------------------------------      --------- ------------ -------------------
James E. Akins (10/15/26)              2000        1995                0
 Consultant on International,
 Political, and Economic Affairs;
 formerly a career United States
 Foreign Service Officer, Energy
 Adviser for the White House; United
 States Ambassador to Saudi Arabia
John B. Tingleff (5/4/35)              2000        1991            1,006
 Retired; formerly, President,
 Tingleff & Associates (management
 consulting firm); formerly, Senior
 Vice President, Continental
 Illinois National Bank & Trust
 Company

                         CONTINUING DIRECTORS--CLASS I

                                                   YEAR     SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL      YEAR TERM FIRST BECAME     OWNED AS OF
OCCUPATION AND AFFILIATIONS           EXPIRES   A DIRECTOR  JANUARY 31, 1997**
-------------------------------      --------- ------------ -------------------
Frederick T. Kelsey (4/25/27)          1998        1989            1,000
 Retired; formerly, consultant to
 Goldman, Sachs & Co.; formerly,
 President, Treasurer and Trustee of
 Institutional Liquid Assets and its
 affiliated mutual funds; Trustee of
 the Benchmark Fund and the Pilot
 Fund
Dominique P. Morax* (10/2/48)          1998        1996                0
 Member Extended Corporate Executive
 Board, Zurich Insurance Company;
 Director, Zurich Kemper
 Investments, Inc.
Fred B. Renwick (2/1/30)               1998        1995                0
 Professor of Finance, New York
 University, Stern School of
 Business; Director, the Wartburg
 Home Foundation; Chairman,
 Investment Committee of Morehouse
 College Board of Trustees;
 Director, American Bible Society
 Investment Committee; previously
 member of the Investment Committee
 of Atlanta University Board of
 Trustees; previously Director of
 Board of Pensions Evangelical
 Lutheran Church in America

                         CONTINUING DIRECTORS--CLASS II

                                                   YEAR     SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL      YEAR TERM FIRST BECAME     OWNED AS OF
OCCUPATION AND AFFILIATIONS           EXPIRES   A DIRECTOR  JANUARY 31, 1997**
-------------------------------      --------- ------------ -------------------
Arthur R. Gottschalk (2/13/25)         1999        1989            1,000
 Retired; formerly, President,
 Illinois Manufacturers Association;
 Trustee, Illinois Masonic Medical
 Center; Member, Board of Governors,
 Heartland Institute/Illinois;
 formerly, Illinois State Senator
Stephen B. Timbers* (8/8/44)           1999        1993                0
 Chief Executive Officer, President,
 Chief Investment Officer and
 Director, Zurich Kemper
 Investments, Inc.; Director, Kemper
 Distributors, Inc.; Director,
 Dreman Value Advisors, Inc.;
 Director, LTV Corporation
John G. Weithers (8/8/33)              1999        1993              300
 Retired; formerly, Chairman of the
 Board and Chief Executive Officer,
 Chicago Stock Exchange; Director,
 Federal Life Insurance Company;
 President of the Members of the
 Corporation and Trustee, DePaul
 University; Director, Systems
 Imagineering, Inc. and Records
 Management Services, Inc.

-----------
  *Interested persons of the Fund as defined in the Investment Company Act of
   1940 ("1940 Act").
  **From time to time, the Directors have been, and may in the future be, restricted from buying and/or selling shares of the Fund.

All the Directors except Messrs. Morax and Timbers serve as Board Members of 13 Kemper funds. Mr. Morax serves as a Board Member of 38 Kemper funds and Mr. Timbers serves as a Board Member and president of 38 Kemper funds. A "Kemper fund" is an investment company for which ZKI or an affiliate serves as investment manager.

The Board has an audit and governance committee that is composed of Messrs. Atkins, Gottschalk, Kelsey, Tingleff, Renwick and Weithers. The committee met three times during the fiscal year ended November 30, 1996. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the Board assigns. The committee also proposes the nominees for election as directors by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.

The Fund pays Directors who are not "interested persons" of the Fund an annual retainer fee plus expenses, and an attendance fee for each Board meeting and committee meeting. As reflected above, the Directors currently serve as board members of various investment companies for which the Adviser or an affiliate of the Adviser serves as investment manager. Directors or officers who are "interested persons" receive no compensation from the Fund. The Board met seven times during the fiscal year ended November 30, 1996. Each then current Director attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during the fiscal year ended November 30, 1996.

The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's fiscal year ended November 30, 1996 and the aggregate compensation from Kemper funds paid or accrued during calendar year 1996.

                                                                     AGGREGATE
                                                                   COMPENSATION
                                                       AGGREGATE   FROM FUND AND
                                                      COMPENSATION  OTHER KEMPER
     NAME OF DIRECTOR                                  FROM FUND      FUNDS(2)
     ----------------                                 ------------ -------------
     James E. Akins..................................    $3,900       $94,300
     Arthur R. Gottschalk(1).........................     4,200       102,700
     Frederick T. Kelsey(1)..........................     3,900       106,800
     Fred B. Renwick.................................     3,900        94,300
     John B. Tingleff................................     3,900        94,300
     John G. Weithers................................     3,900        94,300

-----------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Funds--Kemper Money Market Fund. Total deferred fees and interest accrued by the Fund for the latest and prior fiscal years are $10,400 for Mr. Gottschalk. Mr. Kelsey has not entered into a deferred compensation agreement with the Fund.
(2) Includes compensation for service on the boards of 13 Kemper funds with 36 fund portfolios during calendar year 1996. As noted above, each director, except Messrs. Morax and Timbers, currently serves as a board member of 13 Kemper funds with 36 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as Fund officers indicated, is set forth below (other than information about Mr. Timbers, president of the Fund since 3/2/95, which is shown above).

Philip J. Collora (11/15/45) has been vice president of the Fund since 2/1/90 and secretary of the Fund since 3/2/95. Mr. Collora is senior vice president and assistant secretary of the Adviser.

Jerome L. Duffy (6/29/36), treasurer of the Fund since 12/18/89, is senior vice president of the Adviser.

Charles R. Manzoni, Jr. (1/23/47), vice president of the Fund since 9/4/96, is executive vice president, secretary and general counsel of the Adviser; prior thereto, he was a partner, Gardner, Carton & Douglas.

John E. Neal (3/9/50), vice president of the Fund since 1/17/96, is President of Kemper Funds Group, a unit of the Adviser, and director of the Adviser; prior thereto, senior vice president of Kemper Real Estate Management Company.

Steven H. Reynolds (9/11/43), vice president of the Fund since 11/10/95, is executive vice president and chief investment officer--equities of the Adviser since September, 1995; prior thereto, he was a senior vice president and equity portfolio manager of an investment advisory firm; prior thereto, he was a senior vice president, managing director and head of active equities at a national bank.

The officers of the Fund are elected by the Board of Directors on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDINGS. As of January 31, 1997, the Directors and officers of the Fund as a group owned beneficially 3,306 shares of the Fund, which is less than 1% of the outstanding shares. As of January 31, 1997, no person is known to the Fund to have owned beneficially more than five percent of the shares of the Fund.

SECTION 16 REPORTING COMPLIANCE. Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's officers and Directors, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based upon a review of these forms as furnished to the Fund, the Fund believes that, during the fiscal year ended November 30, 1996, there was compliance with all Section 16(a) filing requirements applicable to the Fund's officers and Directors, the Adviser and affiliated persons of the Adviser.

INVESTMENT MANAGER AND SUB-ADVISERS. The Adviser, 222 South Riverside Plaza, Chicago, Illinois 60606, serves as the Fund's investment adviser and manager pursuant to an investment management agreement. The Adviser is an indirect subsidiary of Zurich Insurance Company, an internationally recognized provider of financial services in property/casualty and life insurance, reinsurance and asset management. The Adviser uses the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. ("Spanish Adviser"), 32 Pasco de la Castellano, Madrid, Spain 28046, with respect to investments in Spanish securities pursuant to a sub-advisory agreement between the Adviser and the Spanish Adviser. In addition, the Adviser uses the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4 M 7RQ, with respect to foreign securities pursuant to a sub-advisory agreement between the Adviser and ZIML.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 2.

A majority of the Directors who are "non-interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

ITEM 3. AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO ELIMINATE THE STAGGERED BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 3.

On March 19, 1997, the Board of Directors unanimously approved a resolution amending the Fund's Articles of Incorporation changing the method of electing directors from election in staggered terms of three years each to the annual election of all directors. As proposed to be amended, the Articles of Incorporation would provide that at each annual meeting of shareholders, commencing with the annual meeting of shareholders in 1998, the successors of the Directors whose terms expire in that year will be elected for a one-year term. Accordingly, in 1999 a majority of the Directors would be elected for a one-year term and, starting in 2000, all Directors would be elected to hold office for a one-year term.

Article IV of the Fund's Articles of Incorporation currently provides:

  The initial number of directors of the corporation shall be six (6), which number may be increased or decreased pursuant to the by-laws of the corporation but shall never be less than three (3). The election of directors need not be by ballot. Beginning with the first annual meeting of stockholders held after the initial public offering of the shares of the corporation (the "initial annual meeting"), the board of directors shall be divided into three classes: class I, class II and class III. The terms of office of the classes of directors elected at the initial annual meeting shall expire at the times of the annual meetings of the shareholders as follows--class I, at the first such succeeding meeting, class II, at the second such succeeding meeting and class III at the third such succeeding meeting--or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible . . . .

The amendment approved by the Board would eliminate the provisions of Article IV that relate to the election of directors in staggered terms by substituting a revised Article IV as set forth in Annex A to this proxy statement.

A staggered board may ensure a certain continuity and stability in the composition of, and long range policies formulated by, the Board of Directors. This structure may also allow the Board to more effectively represent the interests of the Fund. In addition, it assures an opportunity for new directors to become familiar with the Fund while benefiting from the experience of the continuing directors. While the Board believes these considerations to be important, it recognizes that different views exist regarding the efficacy of the staggered board as a model of corporate governance. In particular, the Board recognizes that making it more difficult for the Fund's shareholders to change the majority of Directors may not always be viewed as an advantage. On balance, the Board has concluded that there is no continuing need for the staggered system of electing directors for this Fund, and that approval of the proposed amendment to the Articles of Incorporation is in the best interest of this Fund.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Fund, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Adviser may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the Fund. Failure of a quorum to be present at the Meeting for the Fund will necessitate adjournment and will subject the Fund to additional expense. A COPY OF THE FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-294-4366.

PROPOSALS OF SHAREHOLDERS. Any shareholder proposal that may properly be included in the proxy solicitation material for the Fund's next annual shareholder meeting, if any, must be received by the Fund no later than December 12, 1997.

OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Directors of the persons who have been nominated and as recommended by the Board on each other item. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1, election of Directors, requires a plurality vote of the shares of the Fund. Item 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the shares casting votes on the matter.
Item 3, approval of the amendment to the Fund's Articles of Incorporation to eliminate the staggered board, requires the affirmative vote of two-thirds (2/3) of the shares entitled to vote on the matter.

On Item 1, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have no effect; the persons receiving the largest number of votes will be elected. On
Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Item 3, abstentions and broker non-votes will have the effect of being voted against the Item.

At least 50% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus, the Meeting could not take place on its scheduled date if less than 50% of the shares of the Fund were represented.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL ITEMS.

Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

By order of the Board of Directors,
Philip J. Collora
Secretary

                                    ANNEX A

The number of directors of the corporation shall be eight (8), which number may be increased or decreased pursuant to the by-laws of the corporation but shall never be less than three (3). The election of directors need not be by ballot. Beginning with the first annual meeting of stockholders held after the initial public offering of the shares of the corporation (the "initial annual meeting"), the board of directors shall be divided into three classes: class I, class II and class III. The terms of office of the classes of directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows: class I, at the first such succeeding meeting; class II, at the second such succeeding meeting and class III at the third such succeeding meeting or thereafter in each when their respective successors are elected and qualified. At each subsequent annual meeting of stockholders, through and including the annual meeting of stockholders in 1997, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. At each annual meeting of stockholders, commencing with the annual meeting of stockholders in 1998, the successors of the directors of the class whose terms expire in that year shall be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified, so that, upon the expiration in 2000 of the terms of the directors elected at the annual meeting of stockholders in 1997, all directors shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders and until their successors are elected and qualified.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   NOTICE OF

                                ANNUAL MEETING

                                OF SHAREHOLDERS

                                 MAY 29, 1997

                                      AND

                                PROXY STATEMENT

                        THE GROWTH FUND OF SPAIN, INC.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


LOGO
  PRINTED ON RECYCLED PAPER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]


[LOGO] KEMPER FUNDS                        THE GROWTH FUND OF SPAIN, INC.
PROXY SERVICES
P.O. BOX 9150                          FOR THE ANNUAL MEETING OF SHAREHOLDERS
FARMINGDALE, NY 11735-9855                          MAY 29, 1997

                                       THE SIGNERS OF THIS PROXY HEREBY APPOINT
                                       STEPHEN B. TIMBERS AND ARTHUR R.
                                       GOTTSCHALK, AND EACH OF THEM, ATTORNEYS
                                       AND PROXIES, WITH POWER OF SUBSTITUTION
                                       IN EACH, TO VOTE ALL SHARES FOR THE
                                       SIGNERS AT THE ANNUAL MEETING OF
                                       SHAREHOLDERS TO BE HELD MAY 29, 1997, AND
                                       AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED
                                       HEREIN, AND IN ACCORDANCE WITH THEIR BEST
                                       JUDGMENT, ON ANY OTHER BUSINESS THAT MAY
                                       PROPERLY COME BEFORE THIS MEETING. IF NO
                                       SPECIFICATION IS MADE HEREIN, ALL SHARES
                                       WILL BE VOTED AS RECOMMENDED BY THE BOARD
                                       ON EACH ITEM SET FORTH ON THIS PROXY.


                             PLEASE VOTE PROMPTLY!


    Your vote is needed! Please vote below and sign in the space provided.

You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

   Signature(s) (All registered owners of accounts shown above must sign.
   If signing for a corporation, estate or trust, please indicate your capacity or title.)



                                                For      Withhold       For All
1. Election of Directors:                       All         All          Except
                                                / /         / /           / /


   01) James E. Akins, 02) John B. Tingleff

   TO WITHHOLD AUTHORITY TO VOTE MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

   -----------------------------------------------------------------------------


   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.

2. Ratify the selection of Ernst &              For       Against       Abstain
   Young LLP as the Fund's independent          / /         / /           / /
   auditors for the current fiscal
   year.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

3. To amend the Fund's Articles of              / /         / /           / /
   Incorporation to eliminate the Fund's
   current staggered system of electing
   directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 3.



--------------------       ------------------------        --------------------
Signature                  Signature                       Date